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                                                                    EXHIBIT 10.2

                    [LETTERHEAD OF ELVINGER, HOSS & PRUSSEN]

    We hereby consent to being named and to the summarization of advice attributed to us in the Annual Report on Form 20-F of Stolt-Nielsen S.A. for the fiscal year ended November 30, 2001.

                                          ELVINGER, HOSS & PRUSSEN

                                          By:  /s/ Jean Hoss

Luxembourg,
May 29, 2002